                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Anthony S. Gramer and Elliott J. Broderick, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-2, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of March, 1998.

                                          /S/ WILLIAM MCBRIDE III

                                          William McBride III

                               POWER OF ATTORNEY

     The undersigned, a Director of Malan Realty Investors,Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Anthony S. Gramer and Elliott J. Broderick, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-2, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of March, 1998.

                                          /S/ ROBERT D. KEMP, JR.

                                          Robert D. Kemp, Jr.

                               POWER OF ATTORNEY

     The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Anthony S. Gramer and Elliott J. Broderick, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-2, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of March, 1998.

                                          /S/ RICHARD T. WALSH

                                          Richard T. Walsh

                               POWER OF ATTORNEY

     The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Anthony S. Gramer and Elliott J. Broderick, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-2, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of March, 1998.

                                          /S/ WILLIAM F. PICKARD

                                          William F. Pickard